UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2021

Date of Report (Date of Earliest Event Reported)

IntelGenx Technologies Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31187	870638336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6420 Abrams, Ville St- Laurent, Quebec, Canada	H4S 1Y2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT IGX	OTCQB TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On April 9, 2021, the Company announced its intention to amend the terms of its 6% Subordinated Convertible Unsecured Promissory Notes dated May 8, 2018 (the "Notes"), subject to approval of the TSX Venture Exchange and holders holding a majority of the aggregate outstanding principal amount of the Notes.

On May 19, 2021, following receipt of such approval, the Company executed an amendment (the "Amendment") to the Notes effective June 1, 2021 to (i) extend the maturity date of the Notes to October 31, 2024, (ii) increase the interest rate of the Notes from 6% to 8%, (iii) change the conversion ratio for conversions at the option of the holders of the Notes from 6,250 fully paid and non-assessable shares of common stock for each U.S.$5,000 aggregate principal amount of the Notes then outstanding to 11,363 fully paid and non-assessable shares of common stock for each U.S.$5,000 aggregate principal amount of the Notes then outstanding, effectively representing a reduction of the conversion price from U.S.$0.80 to U.S.$0.44, and (iv) reduce the trigger price for a conversion at the option of IntelGenx from U.S.$1.40 or greater for 20 consecutive trading days to U.S.$0.88 or greater for 20 consecutive trading days.

The Company previously reported the principal terms of the Notes on its Current Report on Form 8-K dated May 8, 2018, which description is incorporated by reference herein, except to the extent modified by the terms of the Amendment.  All of the other original terms of the Notes remain in full force and effect.

The description of the Amendment is only a summary of the material terms of the Amendment, does not purport to be complete description of the Amendment, and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment No. 1 to 6% Subordinated Convertible Unsecured Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Date: May 25, 2021

By: /s/ Horst G. Zerbe Horst G. Zerbe Chief Executive Officer